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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 2, 2003
                                                           ------------



                                  NEXMED, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                       0-22245                  87-0449967
         ------                       -------                  ----------
 (State of incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)


   350 Corporate Boulevard, Robbinsville, New Jersey                 08691
   -------------------------------------------------                 -----
        (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (609) 208-9688
                                                            -------------






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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On May 23, 2003, NexMed, Inc. (the "Company") filed a Registration Statement on Form S-3 (File No. 333-105509) to register for resale, from time to time, up to 13,190,422 shares of Common Stock of the Company, all of which are being offered by the selling shareholders named in the Registration Statement. This 8-K is being filed to include an opinion by Schreck Brignone, which is attached hereto as Exhibit 5.1, regarding the validity of the Common Stock being registered pursuant to the Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)      Exhibits:

     5.1 Opinion of Schreck Brignone regarding the validity of the Common Stock being registered pursuant to Registration Statement
              No. 333-105509.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXMED, INC.



                                      By:  /s/ Vivian H. Liu
                                           -----------------
                                      Name:   Vivian H. Liu
                                      Title:  Vice President-Corporate Affairs
                                              and Secretary

Date:  June 2, 2003